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                                                                    EXHIBIT 32.2

                                 CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the Form10-K) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: March 26, 2004

                                                    /s/ Allen F. Grum
                                             Allen F. Grum, President of Rand
                                                   Capital Corporation
                                          (equivalent of chief executive officer
                                                            of
                                                 Rand Capital SBIC, L.P.)

Dated: March 26, 2004

                                                 /s/ Daniel P. Penberthy
                                          Daniel P. Penberthy, Treasurer of Rand
                                                   Capital Corporation
                                          (equivalent of chief financial officer
                                                            of
                                                 Rand Capital SBIC, L.P.)

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